Exhibit 99.2
FDIC-Assisted Acquisition Coastal Community Bank & Bayside Savings Bank July 30, 2010 NASDAQ: HOMB www.homebancshares.com

Forward Looking Statements This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include: factors listed in the Company's 10-K as filed with the Securities and Exchange Commission; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management's estimate of the adequacy of the allowance for loan losses; legislative or regulatory changes or changes in accounting principles, policies or guidelines; management's estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular. We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements set forth in this presentation to reflect new information, future events or otherwise.

Transaction Overview Acquired approximately $444 million in assets & assumed approximately $415 million in deposits 80% loss share protection on approximately $347 million in covered assets Acquired branches will operate as Centennial Bank, a wholly-owned subsidiary of Home BancShares, Inc. Branches will be open for normal business hours on Saturday, July 31 and Monday, August 2

Strategic Opportunity Expand our Florida footprint into the Panhandle Natural extension of our current Florida footprint Popular, long-time vacation destination for many Arkansans Significant military presence provides economic stability and opportunity to serve niche market Transportation hub for Northwest Florida Moderately accretive to net income and earnings per share Initially neutral to book value per share and slightly dilutive to tangible book value per share Accretive to both book value and tangible book value going forward Leverages a portion of our excess capital

Overview of Coastal and Bayside 104 year operating history 13 full service locations across three Florida counties Core funded franchise with over 50% of deposits located in attractive Panama City MSA Home to Tyndall Military Base and Naval Support Activity Panama City Northwest Florida Beaches International Airport opened in May 2010 Over 6.1 million visitor days with a $975 million economic impact Core Deposits ($mm) Acquired Branch Network Acquired Branch Network Source: SNL Financial and the Panama City Beach Convention & Visitors Bureau Visitor statistics for 2008 Core deposits defined as total deposits less jumbo time deposits YTD as of 3/31/10

Deposit Market Share Deposit Market Share (1) Deposit Market Share (1) Top 5 deposit market share in all three counties 45% deposit market share in Franklin County Greater than 10% increase in deposit market share since 2000 Number one deposit market share among community banks in combined counties of operation Source: SNL Financial (1) Deposit market share for Coastal and Bayside's combined counties of operation as of 6/30/09 (1) Deposit market share for Coastal and Bayside's combined counties of operation as of 6/30/09 (1) Deposit market share for Coastal and Bayside's combined counties of operation as of 6/30/09 Deposit Market Share (1) Growth

Deposit Composition DDA NOW MM&S Retail Jumbo East 22 0 76 117 149 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 DDA NOW MM&S Retail Jumbo East 141 1030 375 640 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 DD NOW MM&S R J East 174 0 1109 510 808 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 HOMB Coastal HOMB - Pro Forma (Dollars in Millions) HOMB (6/30/10) Acquired Deposits (3/31/10) HOMB Pro Forma Transaction Accounts $ 141 $ 33 $ 174 Money Market & Savings 1,030 79 1,109 Retail Time Deposits 375 135 510 Jumbo Time Deposits 640 168 808 $ 2,186 $ 415 $ 2,601 29% 47% 17% 7% 42% 32% 5% 20% 43% 7% Transaction Accounts Money Market & Savings Jumbo Time Deposits Retail Time Deposits Bayside DDA NOW MM&S Retail Jumbo East 12 0 3 18 20 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 21% 37% 35% 6% 22% 31%

Loan Composition Loan Type Acquired Amount (3/31/10) HOMB Pro-forma Total (6/30/10) % of Pro-forma Total Loans Commercial RE (Non-farm/non-residential & agri.) $88 $1,022 41% Construction/Land Development 101 532 21% Residential Real Estate 110 603 24% Commercial & Industrial (1) 23 286 11% Consumer 8 42 2% Other - 29 1% Total $330 $2,514 100% (1) Includes Agricultural (Dollars in Millions)

FLORIDA Port Charlotte Punta Gorda Marco Island Key Largo Islamorada Marathon (3) Big Pine Key West (3) Summerland 32 Branches (As of July 2010) Orlando (2) Winter Park Longwood (2) Clermont Eastpoint Apalachicola (2) Carrabelle Port St. Joe (2) Lynn Haven Panama City (2) St. George Island Panama City Beach Mexico Beach Southport Florida Pro-Forma Footprint Branch Locations Acquired Branch Existing Branches Bay County, FL 7 - Franklin County, FL 4 - Gulf County, FL 2 - Charlotte County, FL - 2 Collier County, FL - 1 Lake County, FL - 1 Monroe County, FL - 9 Orange County, FL - 4 Seminole County, FL - 2 Total 13 19 Acquired Branch Location Existing Branch Locations

Florida Deposit Market Share Selected Markets Branch Count HOMB Pro-forma Deposits (6/30/09) Total Deposits in Market Deposit Market Share Rank Deposit Market Share % Bay County, FL 7 $214 $2,475 4 8.7 Franklin County, FL 4 117 260 1 45.1 Gulf County, FL 2 78 235 2 33.1 Key West-Marathon, FL MSA 9 206 2,226 3 9.3 Port Charlotte/Punta Gorda 2 15 2,499 11 0.6 Naples - Marco Island MSA 1 21 11,325 30 0.2 Lake County, FL 1 83 5,032 10 1.6 Orange County, FL 4 200 21,824 16 0.9 Seminole County, FL 2 88 6,258 15 1.4 (Dollars in Millions) Source: FDIC as of 6/30/09 Home BancShares Inc. Pro-Forma

Historical Acquisitions Year Acquired Bank Location Assets ($mm) 2003 Community Bank Cabot, AR $326 2005 Twin City Bank North Little Rock, AR $633 2005 Marine Bank Marathon, FL $258 2005 Bank of Mountain View Mountain View, AR $203 2008 Centennial Bank Little Rock, AR $234 2010 Old Southern Bank Orlando, FL $335 2010 Key West Bank Key West, FL $97

Florida Tallahassee Jacksonville Orlando Miami Tampa Potential Future Opportunities Potential Future Opportunities Potential Opportunity Total Institutions: 57 Total Assets: $20.5bn Median Age: 13 years Potential Opportunities Asset Size Distribution Source: SNL Financial Includes banks and thrifts headquartered in Florida with assets less than $2.0 billion and Texas Ratios greater than 100% City

Contact Information Corporate Headquarters Home BancShares, Inc. 719 Harkrider St., Suite 100 P.O. Box 966 Conway, AR 72033 Financial Information Brian S. Davis Chief Accounting Officer & Investor Relations Officer (501) 328-4770 bdavis@homebancshares.com Website www.homebancshares.com

FDIC-Assisted Acquisition Coastal Community Bank & Bayside Savings Bank July 30, 2010 NASDAQ: HOMB www.homebancshares.com